FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 26, 2002


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 2000-1
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1999-1, on December 26, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated January 26, 2000, between and among Structured Asset Mortgage Investments, Inc., as Seller, Norwest Bank Minnesota, National Association, as Master Services, and Bankers Trust Company, as Trustee.



Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.23) December 26, 2002 - Information on Distribution to Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   January 15, 2003                       By: /S/Samuel Molinaro
                                                     Samuel Molinaro
                                                     Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.23)           December 26, 2002 - Information on
                       Distribution to Certificateholders




              December 26, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.23
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 2000-1








             Principal Amt.
               Outstanding                                                                           Ending
Certificate     Prior to        Interest      Interest        Principal           Total           Certificate
   Class      Distribution        Rate      Distribution     Distribution      Distribution         Balance
IA1           $68,600,855.91       4.6187%    $263,732.98     $1,595,483.57     1,859,216.55      $67,005,372.34
IAIO                       0       0.9200%      52,532.85                 0       $52,532.85               $0.00
IB1             4,783,619.06       5.5387%      22,053.59         12,815.05       $34,868.64       $4,770,804.01
IB2               989,736.97       5.5387%       4,562.92          2,651.45        $7,214.37         $987,085.52
IB3               742,279.23       5.5387%       3,422.08          1,988.53        $5,410.61         $740,290.70
IB4               329,943.64       5.5387%       1,521.12             883.9        $2,405.02         $329,059.74
IB5               247,363.79       5.5387%       1,140.40            662.67        $1,803.07         $246,701.12
IB6               572,403.14       5.5387%       2,638.91          1,533.44        $4,172.35         $570,869.70
IIA1           16,951,095.74       7.1387%     100,722.86      1,676,487.46    $1,777,210.32      $15,274,608.28
IIB1            1,778,171.87       7.1387%      10,565.84         78,349.31       $88,915.15       $1,699,822.56
IIB2            1,097,183.09       7.1387%       6,519.42         48,343.77       $54,863.19       $1,048,839.32
IIB3              567,469.95       7.1387%       3,371.89         25,003.70       $28,375.59         $542,466.25
IIB4              340,494.39       7.1387%       2,023.21         15,002.77       $17,025.98         $325,491.62
IIB5              113,518.83       7.1387%         674.52          5,001.83        $5,676.35         $108,517.00
IIB               264,864.24       7.1387%       1,573.82         11,670.37       $13,244.19         $253,193.87
IIA1           31,327,199.22       7.0087%     182,756.34      3,189,978.39    $3,372,734.73      $28,137,220.83
IIIB1           3,189,724.98       7.0087%      18,608.19        147,794.05      $166,402.24       $3,041,930.93
IIIB2           1,594,901.81       7.0087%       9,304.32         73,898.85       $83,203.17       $1,521,002.96
IIIB3             708,819.04       7.0087%       4,135.10         32,842.72       $36,977.82         $675,976.32
IIIB4             413,431.89       7.0087%       2,411.87         19,156.13       $21,568.00         $394,275.76
IIIB5             177,263.74       7.0087%       1,034.12          8,213.41        $9,247.53         $169,050.33
IIIB6             413,504.11       7.0087%       2,412.29         19,159.47       $21,571.76         $394,344.64
RI                         0       8.3225%              0                 0            $0.00               $0.00
RII                        0       8.3225%              0                 0            $0.00               $0.00

             $135,203,844.64                  $697,718.64     $6,966,920.84     $7,664,639.48     $128,236,923.80

